HII Q4 2023 Earnings February 1, 2024 Chris Kastner President and Chief Executive Officer Tom Stiehle Executive Vice President and Chief Financial Officer Exhibit 99.2

Cautionary Statement Regarding Forward-looking Statements 2 Statements in this presentation, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); significant delays in appropriations for our programs and U.S. government funding more broadly; our ability to estimate our future contract costs, including cost increases due to inflation, and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks; our ability to attract, train and retain a qualified workforce; disruptions impacting global supply, including those resulting from the ongoing conflict between Russia and Ukraine and in the Middle East; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update or revise any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HII Full-Year 2023 Highlights 3 • Record 2023 revenues of $11.5B, up 7.3% YoY – MT $2.7B, up 13.1% – Shipbuilding $8.9B, up 5.5% • Operating Income of $781M, up 38.2% YoY • Diluted EPS of $17.07, up 18.2% YoY 1 Non-GAAP measure. See appendix for definitions and reconciliations. Results exceeded guidance for Revenue, Margin and Free Cash Flow • Year-end backlog of $48B, up 2.1% YoY • Free cash flow1 of $692 million, up 40.1% YoY

HII Q4 and FY 2023 Financial Highlights 4 1 Non-GAAP measure. See appendix for definitions and reconciliations. $ In Millions, Except EPS Q4 2023 Δ Q3 2023 Δ Q4 2022 2023 Δ 2022 Revenue 3,177$ 12.8% 13.0% 11,454$ 7.3% Operating Income 312 81.4% 197.1% 781 38.2% Operating Margin 9.8% 371 bps 609 bps 6.8% 153 bps Net Income 274 85.1% 122.8% 681 17.6% Diluted EPS 6.90 86.5% 124.8% 17.07 18.2% Total Backlog 48,121$ 2.1% Free Cash Flow 434 48.1% -14.6% 692 40.1% 1

5 HII 2023 Segment Results YoY Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies 1 Non-GAAP measures. See appendix for definitions and reconciliations. REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 REVENUE ($M) REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 16.1% 9.8% 6.6% 6.3% 4.2% 1.4% Revenue + Surface combatants and amphibious assault ships - National security cutter Operating Income + Sale of court judgment - Lower risk retirement on LPD 28 and LPD 30 Revenue + Aircraft carrier construction and engineering and submarines - RCOH and naval nuclear services Operating Income + Volumes increases stated above and revenue adjustment on CVN 73 - Prior year incentives on Columbia class Revenue + C5ISR and CEW&S contract volume Operating Income + Settlement of insurance claim - Contract loss and lower equity income due to disposition of investment in JV 8.0% 10.3% 7.1 6.2% 2.4% 3.5% $2,570 $2,752 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 $292 $362 $0 $100 $200 $300 $400 2022 2023 11.4% 13.2% $5,852 $6,133 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2022 2023 $357 $379 $0 $100 $200 $300 $400 2022 2023 $2,387 $2,699 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 $63 $101 $0 $20 $40 $60 $80 $100 $120 2022 2023 6.1 6.2% 2.6% 3.7% 7.1% 24% 6.2% 13.1% 60.3% 4.8%

Upcoming Shipbuilding Milestones[1]

2024

- **Ingalls**
  - Launch DDG 129 (*Jeremiah Denton)*
  - Complete sea trials and deliver LPD 29 (*Richard M. McCool Jr.*)*
  - Launch LPD 30 (*Harrisburg*)

- **Newport News**
  - Re-deliver SSN 794 (USS *Montana*)
  - Deliver SSN 796 (*New Jersey*)*
  - Float off SSN 798 (*Massachusetts*)*
  - Deliver SSN 798 (*Massachusetts*)
  - Float off SSN 800 (*Arkansas*)
  - Ship final module of SSN 801 (*Utah*)

2025

- **Ingalls**
  - Deliver DDG 128 (*Ted Stevens)*
  - Deliver LHA 8 *(Bougainville)*
  - DDG 1000 (*USS Zumwalt*) Sea Trials

- **Newport News**
  - Deliver CVN 79 *(Kennedy)*
  - Deliver SSN 800 (*Arkansas)*

*denotes milestone moved from 2023

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[1] All milestones are based upon current expectations and subject to change based upon future events. List is alphabetical by program designation.

7 HII Outlook1 FY24 Outlook Shipbuilding Revenue2 $8.8B - $9.1B Shipbuilding Operating Margin2 7.6% - 7.8% Mission Technologies Revenue $2.7B - $2.75B Mission Technologies Segment Operating Margin2 3.0% - 3.5% Mission Technologies EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($63M) Non-current State Income Tax Benefit3 $0M Interest Expense ($90M) Non-operating Retirement Benefit $178M Effective Tax Rate ~21% Depreciation & Amortization ~$350M Capital Expenditures ~5.3% of Sales Free Cash Flow2,4 $600M - $700M FY24 OUTLOOK1 1 The financial outlook, expectations and other forward looking statements provided by the company for 2024 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 3 Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense. 4 Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. 5 Mid to long term growth represents our expected compound annual growth rate over five to ten years. HII mid to long term5 revenue growth 4%+ • Shipbuilding mid to long term5 revenue2 growth ~ 4% • Mission Technologies mid to long term5 revenue growth ~ 5% Q1 2024 Expectations • Shipbuilding revenue2 of ~$2.2B and shipbuilding operating margin2 of ~7% • Mission Technologies revenue of ~$650M and Mission Technologies segment operating margin2 of ~2.5% • Free cash flow2,4 of ~($200M)

HII Free Cash Flow[1,2,3]

FREE CASH FLOW[1,2] FY20-24


~$3.0B over 5 years
(prior outlook ~$2.9B)
$757M
$449M
$494M
$692M
$600-700M
FY20
FY21
FY22
FY23
FY24E

FREE CASH FLOW[1,2,3] FY24-28

~$3.6B

[1] Non-GAAP measure. See appendix for definition. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.
[2] Free cash flow outlook assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed.
[3] The financial outlook, expectations and other forward looking statements provided by the company for 2024 and beyond reflect the company's judgment based on the information available at the time of this presentation.

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9 HII Capital Allocation Prioritization1 1The financial outlook, expectations and other forward looking statements provided by the company for 2024 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measure. See appendix for definition. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. • Expect debt repayment of $229M in 2024  $145M remaining term loan repaid Jan-24  $84M Miss. Econ. Dev. bond due May-24 • Expect to return $500M of free cash flow2 to shareholders in 2024 • Share repurchase authorization extended and increased (through 2028; $1.5B available)

INVESTMENT THESIS POSITIONED FOR SUCCESS FOCUSED ON EXECUTION & GROWTH Historic backlog and positioning provide strong visibility Consistent (Increased) long-term shipbuilding growth profile Mission Technologies portfolio aligned with evolving customer needs in high growth markets Projected sustainable free cash flow1 of $3.6B over next 5 years2 Expect to return $500M of free cash flow1 to shareholders in 2024 10

Appendix

HII FY 2023 Operational Highlights 12 Ingalls Shipbuilding 2023 Highlights • Delivered guided missile destroyer Jack H. Lucas (DDG 125) • Delivered National Security Cutter Calhoun (NSC 10) • Launched and christened amphibious assault ship Bougainville (LHA 8) • Launched and christened guided missile destroyer Ted Stevens (DDG 128) • Awarded the construction contract for LPD 32 • Awarded contracts for seven Arleigh Burke-class (DDG 51) destroyers Newport News Shipbuilding 2023 Highlights • Re-delivered USS George Washington (CVN 73) • Awarded $568 million subcontract modification to provide long-lead-time material and advance construction activities for Columbia-class submarines • Awarded $528 million contract to support maintenance of nuclear- powered aircraft carriers ported in San Diego Mission Technologies 2023 Highlights • Awarded $1.4 billion joint network engineering and emerging operations task order • Awarded $347 million contract for Lionfish Small Unmanned Undersea Vehicle • Awarded $244 million task order to integrate Minotaur software products into maritime platforms

13 HII Q4 2023 Consolidated Results • Revenue grew $365M or 13% YoY driven by growth at all three segments: Mission Technologies, Ingalls Shipbuilding and Newport News Shipbuilding CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN % 5.6% • Operating income increased $207M YoY primarily due to higher segment operating income1, favorable operating FAS/CAS adjustment 5.0% 6.1% 3.7% 9.8% $2,812 $3,177 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q4 22 Q4 23 $105 $312 $0 $50 $100 $150 $200 $250 $300 $350 Q4 22 Q4 23 3.7% 9.8% 1 Non-GAAP measure. See appendix for definitions and reconciliations.

14 HII FY 2023 Consolidated Results • Revenue grew $778M or 7.3% YoY driven by growth at all three segments: Mission Technologies, Newport News Shipbuilding and Ingalls Shipbuilding CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN % 5.6% • Operating income increased $216M YoY primarily due to higher segment operating income1, favorable operating FAS/CAS adjustment, and favorable change in non-current state income taxes 5.0% 6.1% $10,676 $11,454 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2022 2023 $565 $781 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2022 2023 5.3% 6.8% 1 Non-GAAP measure. See appendix for definitions and reconciliations.

$0 $50 $100 $150 $200 $250 $300 Q4 23 2023 Dividends Share Repurchases (at cost) 15 HII Q4 & FY 2023 Capital Deployment CASH FLOW GENERATION ($M) SHAREHOLDER DISTRIBUTIONS ($M) TOTAL $275 FY23 • Cash balance of $430 million and liquidity of $1.9 billion at year end • Net capital expenditures were 2.4% of revenues in 2023 • Cash contributions to pension and other postretirement benefit plans of $44 million in 2023 • $275 million distributed to shareholders in 2023 • Paid dividends totaling $200 million • Repurchased 337 thousand shares at an aggregate cost of $75 million 1 Non-GAAP measure. See appendix for definition and reconciliation. TOTAL $89 Q4 23 1 $562 $970 ($128) ($278) $434 $692 ($400) ($200) $0 $200 $400 $600 $800 $1,000 $1,200 Cash from Ops. CAPEX Free Cash Flow

Pension Outlook[1]

($ in millions)	2023 (Actual)		2024		2025		2026		2027		2028
Pension Discount Rate	5.47% Change from prior est.	N/A	5.28%	(81)Bps	5.28%	(19)Bps	5.28%	(19)Bps	5.28%	(19)Bps	5.28%
Expected Long-Term Return on Assets	8.00%	N/A	8.00%	N/A	8.00%	N/A	8.00%	N/A	8.00%	N/A	8.00%
Actual Return on Assets	12.3%	7.7%	N/A		N/A		N/A		N/A		N/A
CAS Recoveries Over/(Under) Cash Contributions[2,3]	$2	($2)	$3	N/A	$2	N/A	($1)	($1)	-	($1)	($1)
FAS Benefit/(Expense)[3]	$30	($1)	$65	$18	$84	$26	$96	$27	$109	$30	$122
CAS Expense[3]	$46	($2)	$50	N/A	$50	($2)	$50	N/A	$51	N/A	$49
FAS/CAS Adjustment[3]	$76	($3)	$115	$18	$134	$24	$146	$27	$160	$30	$171
Operating FAS/CAS Adjustment[3]	($72)	($2)	($63)	($13)	($63)	($3)	($58)	$1	($54)	$1	($51)
Non-Operating Retirement (Expense)/Income[3]	$148	($2)	$178	$31	$197	$27	$204	$26	$214	$29	$222
Pension and Postretirement Benefits Cash Contributions[2]	$44	($1)	$47	N/A	$48	($2)	$51	$1	$51	($1)	$50

[1] 2024-2028 projected and subject to change.
[2] 2023 cash contributions of $44 million included $12 million of discretionary pension contributions (<$1 million qualified; $12 million non-qualified) and $32 million of postretirement benefits contributions. 2024 projected cash contributions of $47 million include $15 million of discretionary pension contributions (<$1 million qualified; $15 million non-qualified) and $35 million of postretirement benefits contributions.
[3] Includes pension & other postretirement benefits.

16

17 Non-GAAP Information We make reference to “free cash flow,” “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA” and “Mission Technologies EBITDA margin.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

18 Non-GAAP Measures Definitions Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. Certain of the financial measures we present are adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

19 Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin ($ in millions) 2023 2022 2023 2022 Ingalls revenues 800 658 2,752 2,570 Newport News revenues 1,665 1,584 6,133 5,852 Mission Technologies revenues 745 602 2,699 2,387 Intersegment eliminations (33) (32) (130) (133) Sales and Service Revenues 3,177 2,812 11,454 10,676 Operating Income 312 105 781 565 Operating FAS/CAS Adjustment 17 37 72 145 Non-current state income taxes 1 3 (11) 2 Segment Operating Income 330 145 842 712 As a percentage of sales and service revenues 10.4% 5.2% 7.4% 6.7 % Ingalls segment operating income 169 50 362 292 As a percentage of Ingalls revenues 21.1% 7.6% 13.2% 11.4 % Newport News segment operating income 110 80 379 357 As a percentage of Newport News revenues 6.6% 5.1% 6.2% 6.1 % Mission Technologies segment operating income 51 15 101 63 As a percentage of Mission Technologies revenues 6.8% 2.5% 3.7% 2.6 % Three Months Ended December 31 December 31 Year Ended

20 Non-GAAP Reconciliations Shipbuilding Revenues & Margin ($ in millions) 2023 2022 2023 2022 Sales and service revenues 3,177 2,812 11,454 10,676 Mission Technologies (745) (602) (2,699) (2,387) Intersegment eliminations 33 32 130 133 Shipbuilding Revenues 2,465 2,242 8,885 8,422 Operating Income 312 105 781 565 Operating FAS/CAS Adjustment 17 37 72 145 Non-current state income taxes 1 3 (11) 2 Segment Operating Income 330 145 842 712 Mission Technologies (51) (15) (101) (63) Shipbuilding Operating Income 279 130 741 649 As a percentage of shipbuilding revenues 11.3% 5.8% 8.3% 7.7 % Three Months Ended December 31 December 31 Year Ended

21 Non-GAAP Reconciliations Free Cash Flow ($ in millions) 2023 2022 2023 2022 2021 2020 Net cash provided by operating activities 562 601 970 766 760 1,093 Less capital expenditures: Capital expenditures additions (128) (105) (292) (284) (331) (353) Grant proceeds for capital expenditures - 12 14 12 20 17 Free cash flow 434 508 692 494 449 757 Year Ended December 31 Three Months Ended December 31

22 Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin ($ in millions) 2023 2022 2023 2022 Mission Technologies sales and service revenues 745 602 2,699 2,387 Mission Technologies segment operating income 51 15 101 63 Mission Technologies depreciation expense 3 2 11 10 Mission Technologies amortization expense 27 30 109 120 Mission Technologies state tax expense 2 (7) 11 2 Mission Technologies EBITDA 83 40 232 195 Mission Technologies EBITDA margin 11.1% 6.6% 8.6% 8.2 % Three Months Ended Year Ended December 31December 31